PROJECT PROFILE
Peregrine Apartments Minneapolis, MN

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $55.7 million new construction of Peregrine Apartments in Minneapolis, MN. Located along the Mississippi River in the Hawthorne Neighborhood, the new development will add 163 units of much-needed, high-quality affordable apartment homes. Residents will have access to a variety of amenities, including enclosed parking, indoor and outdoor play areas, clubroom, fitness center, and dedicated flexible work and gather space. Many of the units will also have views overlooking the Mississippi River.
HIT ROLE	As part of its Midwest@Work Initiative, the HIT will purchase a $27.8 million participation in a $43.9 million construction and bridge loan. Additionally, the HIT made a forward commitment to purchase a $27.8 million Fannie Mae mortgage security backed by the permanent loan for the project. Since 1991, the HIT has financed 102 projects in Minnesota and 73 projects in the Twin Cities, all built with 100% union construction labor. Under its Midwest@Work Initiative, the HIT has financed 55 projects since 2016.
SOCIAL IMPACT	In addition to creating the union construction work and other economic benefits outlined below, all units will be restricted to households ranging from 30% to 80% of Area Median Income (AMI), and when averaged will not exceed 50% of AMI. Peregrine Apartments has secured 34 Project-Based Vouchers (PBV) administered by the Minneapolis Public Housing Authority. Families eligible for occupancy in the PBV units will pay no more than 30% of their household income in rent.

The building will incorporate green design elements throughout, including operating solar panels on a portion of the building’s roof and energy and water saving measures in and around the building. The project will pursue LEED certification through the U.S. Green Building Council.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $55.6 Million	Total Development Cost $55.7 Million	163 New Units of Housing (100% Affordable)	363,130 Hours of Union Construction Work Generated	$15.0 Million Tax revenue generated	$100.8 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of December 31, 2021. Economic impact data is in 2021 dollars and all other figures are nominal.

PROJECT PROFILE | Peregrine Apartments – Minneapolis, MN

“We value HIT's continued partnership with another Minneapolis project. Peregrine Apartments will deliver high quality affordable housing, generate family supporting jobs for our journey-level members and boost the careers of our apprentices. This project will continue to build upon our commitment to sustainability by incorporating the use of solar panels along with LEED certification.”

—Jeff Heimerl, Business Manager IBEW Local 292

ABOUT THE HIT	The HIT is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government- and agency- insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a 35+ year track record demonstrating the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to achieve the collateral benefits of creating jobs for union members in the construction trades and related industries and building affordable and workforce housing. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. Investors should read the prospectus carefully before investing.

1/2022

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com